Intangible assets and goodwill	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about intangible assets [abstract]
Intangible assets and goodwill	Intangible assets and goodwill
(a)Intangible assets and goodwill

		Intangible assets subject to amortization
(millions)	Note	Customer relationships	Crowdsource assets	Software	Brand and other	Total intangible assets	Goodwill	Total intangible assets and goodwill
At cost
As at January 1, 2020		$108	$—	$37	$—	$145	$418	$563
Additions		—	—	11	—	11	—	11
Additions from acquisition	(c)	1,086	120	1	35	1,242	943	2,185
Foreign exchange		58	—	8	4	70	67	137
As at December 31, 2020		$1,252	$120	$57	$39	$1,468	$1,428	$2,896
Additions		—	—	8	—	8	—	8
Additions from acquisition(1)		4	—	6	—	10	5	15
Dispositions		(29)	—	(10)	—	(39)	—	(39)
Foreign exchange		(45)	—	(4)	(2)	(51)	(53)	(104)
As at December 31, 2021		$1,182	$120	$57	$37	$1,396	$1,380	$2,776
Accumulated amortization
As at January 1, 2020		$32	$—	$24	$—	$56	$—	$56
Amortization		66	—	8	9	83	—	83
Foreign exchange		5	—	—	1	6	—	6
As at December 31, 2020		$103	$—	$32	$10	$145	$—	$145
Amortization		106	15	11	10	142	—	142
Dispositions		(29)	—	(10)	—	(39)	—	(39)
Foreign exchange		(7)	—	(2)	(1)	(10)	—	(10)
As at December 31, 2021		$173	$15	$31	$19	$238	$—	$238
Net book value
As at December 31, 2020		$1,149	$120	$25	$29	$1,323	$1,428	$2,751
As at December 31, 2021		$1,009	$105	$26	$18	$1,158	$1,380	$2,538
(1)Intangible assets and goodwill acquired were in connection with our acquisition of Playment on July 2, 2021.
(b)Impairment testing of goodwill
Goodwill is tested for impairment annually or more frequently if events or circumstances indicate that the asset may be impaired. We perform our goodwill impairment test annually as at October 1, in accordance with our policy in Note 1(g). Goodwill impairment is tested at the lowest cash-generating unit (CGU) that goodwill is monitored. On this basis, we have determined that each geographic area in which we operate is insufficiently distinct and is not considered to be an individual cash generating unit, and our combined operations are considered to represent a single CGU.
In assessing goodwill for impairment, we compare the carrying value of our CGU to its recoverable amount, determined using a value-in-use method. There is a material degree of uncertainty with respect to the estimate of the recoverable amount, given the necessity of making key economic assumptions about the future. As such, we validate our recoverable amount calculations using market-comparable measures and perform an analytical review of industry facts and facts that are specific to us. For the years ended December 31, 2021, 2020 and 2019, no goodwill impairment was recorded.
Methodology and key assumptions
The value-in-use calculation uses discounted cash flow projections, including the following key assumptions: future cash flows and growth projections; associated economic risk assumptions and estimates of the likelihood of achieving key operating metrics and drivers; estimates of future capital expenditures; and the future weighted average cost of capital. We considered a range of reasonably possible amounts to use for key assumptions and selected amounts that best represent management’s estimates of current and future market conditions.
The key assumptions for cash flow projections were based upon our approved financial forecasts, which span a period of five years and are discounted at a post-tax notional rate of 9.0% (2020 - 9.7%; 2019 - 10.6%). For impairment testing valuations, cash flows subsequent to the five-year projection period are extrapolated using a perpetual growth rate of 3.0%
(2020 - 3.5%; 2019 - 2.5%); these growth rates do not exceed the long-term average growth rates observed in the markets in which we operate.
We believe that any reasonably possible change in the key assumptions on which the calculation of the recoverable amounts would not cause the CGU’s carrying value to exceed its recoverable amount. If the future were to adversely differ from management’s best estimates for the key assumptions and associated cash flows were to be materially adversely affected, we could potentially experience future material impairment charges in respect of our goodwill.
(c)Business acquisitions - prior period
In 2020, we completed three acquisitions, including 100% of Competence Call Center (CCC), a provider of higher-value-added business services with a focus on customer relationship management and content moderation, for purchase consideration of $873 million; 100% of Managed IT Services (MITS), a provider of managed IT services in Canada, offering a mix of cloud technologies, IT sourcing and managed hosting, from our controlling shareholder, TELUS Corporation, for purchase consideration of $49 million; and 100% of Lionbridge AI, a market-leading global provider of crowd-based training data and annotation platform solutions used in the development of artificial intelligence (AI) algorithms to power machine learning, for purchase consideration of $940 million.
As at December 31, 2020, the purchase price allocation (PPA) for Lionbridge AI had not been finalized. During the year ended December 31, 2021, we finalized the PPA and the preliminary acquisition-date values for accounts receivable, intangible assets, goodwill, accounts payable, provisions, taxes payable, and deferred tax liability, each of which were increased (decreased) by ($7 million), $29 million, ($74 million), $2 million, ($4 million), ($10 million), ($42 million), respectively. There was no change to the acquisition date value of the crowdsource intangible asset. As required by IFRS-IASB, comparative amounts have been adjusted so as to reflect those increases (decreases) effective the dates of acquisition. These changes were due to our assessment of working capital amounts including tax liabilities, and changes in the expected future tax rates associated to the recognition of certain assets acquired and liabilities assumed.